U. S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 21, 2002

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
                  ---------------------------------------------
               (Exact name of Registrant as specified in charter)


     Delaware                     0-31729                     23-2498715
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   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


     1341 N. Delaware Avenue, Suite 300, Philadelphia, Pennsylvania 19125
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         (Address of principal executive offices)              (Zip Code)


                                215-291-1700
                                ------------
           (Registrant's telephone number, including area code)


                               Not Applicable
                               --------------
         (Former name or former address, if changed since last report)




















Item 5. Other Events

     On March 6, 2002, the following members of the Board of Directors of Clariti Telecommunications International, Ltd. resigned as Directors and members of any committees of the Board of Directors: Michael Jordan, Robert Sannelli, John D'Anastasio, Chester Hunt and Dr. H.G. Hinderling, LL.M.



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                                 Signature
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

March 21, 2002

                                                 By: s/Michael McAnulty
                                                     --------------------
                                                     Michael McAnulty
                                                     Vice President of Finance




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